AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                              PROSPECTUS SUPPLEMENT

                      Global Growth * International Growth
                   International Discovery * Emerging Markets

                       SUPPLEMENT DATED NOVEMBER 13, 1998
                        Prospectus dated November 1, 1998

The disclosure set forth below should be inserted as the seventh and eighth paragraphs under the heading "Investment Management" on page 27 of the Investor Class Prospectus, page 28 of the Institutional Class Prospectus and page 24 of the Advisor Class Prospectus:

    BRADLEY AMOILS, Portfolio Manager, joined American Century in July 1997 as an Investment Analyst and was promoted to Portfolio Manager in November 1998. Prior to joining American Century, Mr. Amoils served as a Securities Analyst for Oppenheimer Funds from January 1996 to June 1997 and an Analyst at Clay Finlay Asset Management from March 1995 to December 1995. He is a member of the team that manages Global Growth.

    BRIAN BRADY, Portfolio Manager, joined American Century in June 1994 as an Investment Analyst and was promoted to Portfolio Manager in November 1998. Prior to joining American Century, Mr. Brady served as a Financial Analyst for Chase Manhattan Bank. He is a member of the team that manages International Discovery.

                                                                 P.O. Box 419200
                                                           Kansas City, Missouri
                                                                      64141-6200
                                                  1-800-345-2021 or 816-531-5575

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                                                                        American
                                                                         Century
SH-SPL-14705   9811